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                                                                    EXHIBIT 10.6

                                PROMISSORY NOTE
                        (Installment Note - Short Form)


         FOR VALUE RECEIVED, the undersigned jointly and several promise to pay to the order of WES ROBERTS, the sum of NINE THOUSAND (9,000.00) DOLLARS, USD, together with interest thereon at the rate of 12% per annum on any unpaid balance.

         Said sum, inclusive of interest, shall be paid in 24 (monthly/weekly) installments of $390.00 each, with a first payment due 3/15/99, and a like amount on the same day of each (month/week) thereafter until the full amount if this note and accrued interest shall be fully paid. All payments shall be first applied to accrued interest and the balance to principal. The undersigned reserves the right to prepay this note in whole or in part without penalty.

         This note shall be fully payable upon demand of any holder in the event the undersigned shall default in making any payments due under this note within 10 days of its due date.

         In the event of any default, the undersigned agree to pay all reasonable attorney fees and costs of collection to the extent permitted by law. This note shall take effect as a sealed instrument and be in force in accordance with the laws of the payee's state.

                                                     REGAL OPERATING CORPORATION
                                                     P. O. BOX 612752
                                                     DALLAS, TEXAS  75261

Dated:  11/22/98

                                                       Regal Operating Corp.
                                                       by /s/ B Walker AUTH OFF
                                                         -----------------------

*See Exhibit "A" for schedule of payments

*See Exhibit "B" for Amortization schedule

*See Exhibit "C" for titles of vehicles (backhoe, dump-truck, trailer)
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PAYMENT SCHEDULE

WES ROBERTS SALE OF BACKHOE / TRAILER & DUMP-TRUCK TO
REGAL OPERATING CORPORATION

Date :                     November 22,1998

Sales Price :              $16,000.00 USD

Down Payment
Due at Execution :         $3,000.00

Due 1/15/99 :              $2,000.00

Due 2/15/99 :              $2,000.00

Installment payments
On 9,000.00 balance
To start 3/15/99